UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 26, 2015 (May 21, 2015)

 L Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH	43230
(Address of principal executive offices)	(Zip Code)

(614) 415-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of L Brands, Inc. (the “Company”) held on May 21, 2015, stockholders approved the 2015 Stock Option and Performance Incentive Plan (the “2015 Plan”), which amends and restates the Company’s 2011 Stock Option and Performance Incentive Plan, and the 2015 Cash Incentive Compensation Performance Plan (the “2015 ICPP”), which replaces the Company’s 2011 Cash Incentive Compensation Performance Plan.

For a description of the terms and conditions of the 2015 Plan, see “Proposal 3: 2015 Stock Option and Performance Incentive Plan” in the 2015 Proxy Statement filed on April 10, 2015 (the “Proxy Statement”), which description is incorporated herein by reference. For a description of the terms and conditions of the 2015 ICPP, see “Proposal 4: 2015 Cash Incentive Compensation Performance Plan” in the Proxy Statement, which description is incorporated herein by reference. The descriptions of the 2015 Plan and the 2015 ICPP contained in the Proxy Statement are qualified in their entirety by reference to the full text of the 2015 Plan and the 2015 ICPP, respectively, copies of which are filed hereto as Exhibits 10.1 and 10.2 respectively.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The matters voted upon at the Annual Meeting, each of which is described in the Proxy Statement, and the results of the voting were as follows:

Election of Directors

E. Gordon Gee, Stephen D. Steinour, Allan R. Tessler and Abigail S. Wexner were elected to the Board of Directors for a term of three years. Of the 260,265,921 shares present in person or represented by proxy at the meeting, the number of shares voted for, the number of shares voted against, the number of shares abstained and the number of broker non-votes were as follows, with respect to each of the nominees:

	For	Against	Abstain	Broker Non-Vote
E. Gordon Gee	235,291,354	8,681,268	297,211	15,996,088
Stephen D. Steinour	240,860,413	3,092,911	316,509	15,996,088
Allan R. Tessler	228,224,147	15,710,425	335,261	15,996,088
Abigail S. Wexner	235,143,059	8,841,691	285,083	15,996,088

In addition, directors whose term of office continued after the Annual Meeting were: Dennis S. Hersch, Donna A. James, David T. Kollat, William R. Loomis, Jr., Jeffrey H. Miro, Michael G. Morris, Leslie H. Wexner and Raymond Zimmerman.

Ratification of the Independent Registered Public Accountants

The appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the 2015 fiscal year was ratified, with 258,432,445 shares voting for the appointment, 1,506,434 shares voting against the appointment and 327,042 shares abstaining.

2015 Stock Option and Performance Incentive Plan

The 2015 Plan was approved by a vote of 224,939,929 shares for the 2015 Plan and 10,539,291 shares against the 2015 Plan with 8,790,613 shares abstaining and 15,996,088 broker non-votes.

2015 Cash Incentive Compensation Performance Plan

The 2015 ICPP was approved by a vote of 238,929,825 shares for the 2015 ICPP and 4,940,140 shares against the 2015 ICPP with 399,868 shares abstaining and 15,996,088 broker non-votes.

Advisory Vote on Executive Compensation

The compensation of the Company’s executive officers as described in the Proxy Statement was approved by the stockholders, on an advisory basis, with 213,015,122 shares voting for the Company’s executive compensation, 21,328,696 shares voting against the Company’s compensation, 9,926,015 shares abstaining and 15,996,088 broker non-votes. 90.90% of the shares voting on the proposal voted in favor of the proposal.

Stockholder Proposal to Change Certain Voting Requirements

The stockholder proposal to change certain voting requirements was approved by the stockholders, with 136,773,880 shares voting for the proposal, 106,633,916 shares voting against the proposal, 862,037 shares abstaining and 15,996,088 broker non-votes. 56.19% of the shares voting on the proposal (representing 46.77% of the total shares outstanding as of March 27, 2015, the record date for the Annual Meeting) voted in favor of the proposal.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following documents are filed as exhibits:

Exhibit No.	Description
10.1	2015 Stock Option and Performance Incentive Plan.
10.2	2015 Cash Incentive Compensation Performance Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L Brands, Inc.

Date: May 26, 2015	By:	/s/ Samuel P. Fried
Name: Samuel P. Fried
Title: Executive Vice President – Law, Policy & Governance

EXHIBITS INDEX

Exhibit No.	Description
10.1	2015 Stock Option and Performance Incentive Plan.
10.2	2015 Cash Incentive Compensation Performance Plan.